SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): AUGUST 5, 2005
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                          COLUMBUS MCKINNON CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    NEW YORK
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                 (State or other jurisdiction of incorporation)



             0-27618                                 16-0547600
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     (Commission File Number)             (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK               14228-1197
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     (Address of principal executive offices)                   (Zip Code)




        Registrant's telephone number including area code: (716) 689-5400
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          (Former name or former address, if changed since last report)

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

              On August 5, 2005, the registrant announced the resignation of its Vice President - Finance and Chief Financial Officer who also served as the registrant's Principal Financial Officer. The registrant has designated Karen L. Howard as Interim Chief Financial Officer and Principal Financial Officer. A copy of the press release issued in connection with such action is attached hereto as Exhibit 99.1.


Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


EXHIBIT NUMBER           DESCRIPTION
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99.1                     Press Release dated August 5, 2005




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                      COLUMBUS MCKINNON CORPORATION


                                      By:     /S/ KAREN L. HOWARD
                                              ----------------------------------
                                      Name:   Karen L. Howard
                                      Title:  Vice President and Treasurer and
                                                 Interim Chief Financial Officer


Dated:  AUGUST 5, 2005
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





                                  EXHIBIT INDEX


EXHIBIT NUMBER               DESCRIPTION
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     99.1                    Press Release dated August 5, 2005